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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                  MAY 8, 1998



                          ReDOX TECHNOLOGY CORPORATION
                          (Formerly DCUSA Corporation)
             (Exact name of registrant as specified in its charter)




           Delaware                     33-22142               55-0681106
           --------                     --------               ----------
  (State of Jurisdiction of           (File Number)    (Federal Identification
incorporation or organization)                                  Number)



                 340 North Sam Houston Parkway East, Suite #250
                              Houston, Texas  77060
                              ---------------------
    (Address of principal Executive Offices and principal place of business)




                                 (281) 445-0020
              (Registrant's telephone number, including area code)
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                                 ITEMS REPORTED


ITEM 5.  OTHER EVENTS

         A press release regarding the status of preliminary funding was sent by facsimile transmission to various businesses and general news wire services (4/17/98).

         A press release regarding the announcement of a senior vice-president, R&D, joining ReDOX Technology Corporation, was sent by facsimile transmission to various businesses and general news wire services (4/27/98).

         (See Exhibit 99.1)

ITEM 7.  FINANCIALS AND EXHIBITS

         (C)  Exhibits

                 99.1 Press Release from REDOX Technology Corporation (4/17/98).

                 99.2 Press Release from REDOX Technology Corporation (4/27/98).
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                                   SIGNATURES


Pursuant of the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ReDOX TECHNOLOGY CORPORATION
                                        (Registrant)



DATE:     May 8, 1998                   By: /s/ RICHARD A. SZYMANSKI
       -----------------                   -----------------------------------
                                        Richard A. Szymanski
                                        President/Director


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                               INDEX TO EXHIBITS

         Exhibit Number         Description
         --------------         -----------
             99.1               Press Release from REDOX Technology Corporation.

             99.2               Press Release from REDOX Technology Corporation.